                         Exhibit 23.1

                CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this Amendment No. 1 to Registra-tion Statement No. 333-82373 on Form S-6 of our report dated July 29, 1999, appearing in the Prospectus, which is part of this Registration Statement. We consent to the reference to our Firm as experts under the heading "Auditors" in the Pro-spectus which is a part of this Registration Statement.

                              /s/Deloitte & Touche LLP
                              Deloitte & Touche LLP


July 29, 1999
New York, New York